SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 21, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                         Tumbleweed Communications Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                  000-26223                94-3336053
--------------------------------------------------------------------------
(State of Incorporation)    (Commission File No.)         (IRS Employer
                               Identification No.)


                                700 SAGINAW DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 216-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS

99.1 Press Release of Registrant, dated April 21, 2003, entitled "Tumbleweed Announces First Quarter 2003 Results."

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 21, 2003, Tumbleweed Communications Corp., a Delaware corporation ("Registrant"), announced its financial results for the fiscal quarter ended March 31, 2003 and forward-looking statements relating to the second quarter of fiscal year 2003. The press release also provides non-GAAP pro forma consolidated comparative income statements and balance sheets comparing the three months ended March 31, 2003 and March 31, 2002.

           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        Tumbleweed Communications Corp.



                                        By: /s/ Eric Schlezinger
                                            ---------------------
                                        Name:  Eric Schlezinger
                                        Title:  Assistant Secretary
Date:  April 21, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION

99.1 Press Release of Registrant, dated April 21, 2003, entitled "Tumbleweed Announces First Quarter 2003 Results."

                                                                   EXHIBIT 99.1





EXHIBIT 99.1 - PRESS RELEASE


                 Tumbleweed Announces First Quarter 2003 Results

         Revenue of $5.8 Million and Net Loss of $(0.08) Per Share Valicert's CEO John Vigouroux to Become President and COO of Tumbleweed When Merger Closes


REDWOOD CITY, CA - April 21, 2003 - Tumbleweed(R) Communications Corp. (Nasdaq:
TMWD), a leading provider of secure communications software for businesses and government agencies using the Internet, today reported results for the first quarter ended March 31, 2003 (Q1 2003). Tumbleweed reported revenue of $5.8 million and a net loss of $2.5 million or $(0.08) per share for Q1 2003. For the quarter ended March 31, 2002 (Q1 2002), Tumbleweed reported revenues of $8.1 million and a net loss of $5.3 million or $(0.18) per share. These results are reported in accordance with Generally-Accepted Accounting Principles ("GAAP").

"We're pleased to achieve the goals we established for the quarter in light of the challenging environment," said Jeffrey C. Smith, CEO of Tumbleweed. "HIPAA awareness continues to build, contributing to measurable growth in our Secure Redirect offering, particularly in the healthcare market. Spam's increasingly negative impact on employee productivity has enhanced the visibility for our MMS solution, a leading E-mail Firewall. As a result of HIPAA and spam, more customers now recognize the importance of managing their e-mail communication stream and require a platform to address the myriad e-mail communication and security requirements. Our fifth generation solutions, now deployed at hundreds of large enterprise customers, are well-positioned to address these requirements."

"In Q1, we met or exceeded our financial goals," said Gregory M. Capitolo, Senior Vice President of Finance and Chief Financial Officer of Tumbleweed Communications. "Revenue of $5.8 million was within our guided range of $5.5-6.0 million. EPS came in at $(0.08) compared to guidance of $(0.09) due to our continued leverage and control of operating expenses. We ended the quarter with $27.0 million in cash which exceeded our target by roughly $2 million," Capitolo added.

Tumbleweed reported a pro forma net loss of $2.4 million or $(0.08) per share in the first quarter of 2003, which excluded an expense of $34,000 for stock-based compensation. Tumbleweed reported a pro forma net loss of $4.1 million or $(0.13) per share in the first quarter of 2002, which excluded an expense of $974,000 for the cumulative effect of the change in accounting principles for goodwill impairment, and an expense of $262,000 for stock-based compensation. Pro forma financial information is not prepared in accordance with GAAP for these reserves. Management believes that the presentation of non-GAAP pro forma information may provide useful information to investors because the Company has historically provided this information and understands that some investors consider it useful in evaluating the Company's non-cash operating expenses. Management also uses this pro-forma information, along with GAAP information, in evaluating the Company's non-cash operating expenses.

Highlights of the Quarter

o Tumbleweed announced a definitive agreement to combine with Valicert, providing an expanded solution set for secure communication software as well as the critical mass to accelerate profitability for the combined business.

o Tumbleweed launched an appliance implementation of its popular integrated E-mail Firewall offering, Tumbleweed MMS. The appliance has significantly reduced the deployment cycle and lowered the total cost of ownership for customers of this solution, and has been well received by both new and existing Tumbleweed customers.

o Tumbleweed introduced a new anti-spam service for Tumbleweed MMS customers, as well as created a new anti-spam research lab to combat spam for customers of the service.

o Tumbleweed was granted two more US patents in vital areas of secure communication, enhancing the portfolio to twelve US patents granted.

o Tumbleweed expanded its healthcare business, announcing its installed base has grown and now exceeds seventy-five healthcare organizations, with recent highlights of Regence Group and St Luke's Episcopal Heathcare Systems.

o Customer highlights in the quarter included new contracts with existing and new customers AOL Time Warner, JP Morgan Chase, Pacific Life Insurance, Primerica, Health Care Services, WellChoice, Perot Systems, the Florida State Dept. of Revenue, and the US Dept. of Energy, among others.

o Tumbleweed selected its long-time partner Toppan Forms as the sole distributor for selected Tumbleweed products in Japan.

John Vigouroux, CEO of Valicert, to become President and COO of Tumbleweed Communications


Pending final merger approval, Valicert's President and CEO, John Vigouroux, will join Tumbleweed's Executive Staff as President and Chief Operating Officer of Tumbleweed Communications and will report to Jeffrey C. Smith, CEO of Tumbleweed. "We're excited to have John join our team," said Jeffrey C. Smith.


Tumbleweed also announced that Doug Sabella has resigned today from his role as President, Chief Operating Officer and Director of Tumbleweed Communications.


"Doug's tenure at Tumbleweed has been instrumental in improving our business the past two years. Under his leadership as Chief Operating Officer, we have met or exceeded our EPS guidance in each and every quarter," Smith noted. "Doug's focus on operational efficiencies has enabled us to substantially cut operating expenses. We thank Doug for his dedication and commitment to Tumbleweed, and we wish him all the best as he pursues new endeavors."


"I am very proud of what we have achieved at Tumbleweed over the last two years," said Douglas A. Sabella. "My mission to drive operational excellence has resulted in nine consecutive quarters of improving bottom line performance," Sabella concluded.

Additional Information About the Merger and Where To Find It

Tumbleweed has filed a registration statement on Form S-4 in connection with the merger with Valicert, and Tumbleweed and Valicert intend to mail a joint proxy statement/prospectus to their respective stockholders in connection with the transaction. Investors and security holders of Tumbleweed and Valicert are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Tumbleweed, Valicert and the transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from Tumbleweed or Valicert. Tumbleweed and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Tumbleweed and Valicert in favor of the transaction. Information regarding the interests of Tumbleweed's officers and directors in the transaction will be included in the joint proxy statement/prospectus. Valicert and its executive officers and directors also may be deemed to be participants in the solicitation of proxies from the stockholders of Tumbleweed and Valicert in favor of the transaction. Information regarding the interests of Valicert's officers and directors in the transaction will be included in the joint proxy statement/prospectus. In addition to the registration statement on Form S-4 to be filed by Tumbleweed in connection with the transaction, and the joint proxy statement/prospectus to be mailed to the stockholders of Tumbleweed and Valicert in connection with the transaction, each of Tumbleweed and Valicert file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by Tumbleweed and Valicert with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Tumbleweed at their website www.tumbleweed.com or Valicert at their website at www.valicert.com.




Tumbleweed Outlook for Q2 2003

o Tumbleweed believes that revenue in Q2 2003 will be between $5 million and $6 million.

o Excluding the impact of any stock repurchases (as described in the August 5, 2002 press release, "Tumbleweed Announces Share Repurchase Program"), the pro forma net loss (excluding non-cash and one-time charges) is expected to be approximately $(0.08 - 0.09) per share in Q2 2003. Net loss estimates are not currently available in accordance with GAAP.

o Exclusive of any stock repurchases, cash balances are expected to be approximately $24 million at the end of Q2 2003.


Conference Call Information
Tumbleweed will host a conference call with the investment community at 2:00 PM PDT/5:00 PM EDT today to discuss these results. This call will be made available to all interested parties via a live webcast on Tumbleweed's website at http://www.tumbleweed.com, under Company heading, Investor Relations. A replay of the conference call will be available on the Tumbleweed website, or by telephone for 30 days at (703) 925-2510, pin 105409.

About Tumbleweed Communications Corp.
Tumbleweed is a leading provider of secure communications software for businesses and government agencies using the Internet. Tumbleweed's robust policy-based platform empowers organizations to safely share and protect critical information, increase customer loyalty and privacy and dramatically reduce costs. Tumbleweed is trusted by hundreds of blue-chip customers including Amgen Inc., Bank of America Securities, Catholic Healthcare West, Dell Computer Corporation, National City Corporation, Oppenheimer Funds, Inc., The Regence Group (Blue Cross/Blue Shield), TD Waterhouse Investor Services, Inc., the U.S. Department of Energy and the U.S. Navy. Tumbleweed Communications was founded in 1993 and is headquartered in Redwood City, California.

The pro forma operating results are presented for informational purposes only as an alternative for understanding Tumbleweed's operating results. The pro forma results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from pro forma measures used by other companies.

Tumbleweed cautions that forward-looking statements contained in this press release are based on current plans and expectations, and that a number of factors could cause the actual results to differ materially from the guidance given at this time. These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this press release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected, particularly with respect to Tumbleweed's financial projections, Tumbleweed's products, the market for those products, and the future success of Tumbleweed, Valicert, and the combined company if the acquisition is consummated. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the Securities and Exchange Commission, particularly Tumbleweed's Form 10-K filed March 20, 2003 and registration statement on Form S-4 filed March 17, 2003. In this regard, investors are cautioned that the acquisition may not be consummated on the terms proposed or at all, and, if consummated, the combined companies will be subject to numerous risks and uncertainties, including, but not limited to, the risks inherent in acquisitions of technologies and businesses, including the integration of separate workforces, the timing and successful completion of technology and product development through production readiness, integration of such technologies and businesses into the combined company, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, and other factors.

Tumbleweed assumes no obligation to update information contained in this press release, including for example its guidance regarding its future performance, which represents the Company's expectations only as of the date of this release and should not be viewed as a statement about the Company's expectations after such date. Although this release may remain available on the Company's website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

                                      # # #

For further information, please contact:

Dan Etchevers                                  Gregory M. Capitolo
Financial Analyst                              Senior VP Finance & CFO
650-216-2134                                   650-216-2062
dan.etchevers@tumbleweed.com                   greg.capitolo@tumbleweed.com

                         Tumbleweed Communications Corp.
                   Consolidated Comparative Income Statements
                                 March 31, 2003
                        (in 000s, except per share data)

                                                          2003                                    2002
                                                         ----------------                --------------
 REVENUE
  Product & Intellectual Property Revenue                        $ 2,910                       $ 5,524
  Service Revenue                                                  2,871                         2,570
                                                         ----------------                --------------
   TOTAL REVENUE                                                   5,781                         8,094
                                                         ----------------                --------------
 COST OF REVENUE                                                   1,413                         2,183
                                                         ----------------                --------------
 GROSS PROFIT                                                      4,368                         5,911
 OPERATING EXPENSES
  Research & Development                                           1,963                         3,208
  Sales & Marketing                                                3,441                         5,616
  General & Administrative                                         1,422                         1,603
                                                         ----------------                --------------
 SUB-TOTAL OPERATING EXPENSES                                      6,826                        10,427
  Stock-based Compensation Expense                                    34                           262
                                                         ----------------                --------------
 TOTAL EXPENSES                                                    6,860                        10,689
                                                         ----------------                --------------
 OPERATING INCOME (LOSS)                                          (2,492)                       (4,778)

 NON-OPERATING INCOME (EXPENSE)
  Other Income (Expense), net                                         14                           407
                                                         ----------------                --------------
 NET INCOME (LOSS) BEFORE TAXES                                   (2,478)                       (4,371)
  Provision for Income Taxes                                           4                             4
                                                         ----------------                --------------

  Income (Loss) from Continuing Operations, Before
   Cumulative Effect of Change in Accounting Principles           (2,482)                       (4,375)

 Cumulative Effect of Change in Accounting
   Principles for Goodwill Impairment                                  -                          (974)
                                                         ----------------                --------------
 NET INCOME (LOSS)                                              $ (2,482)                     $ (5,349)
                                                         ================                ==============

Shares Used in Computing Basic and Diluted
 Net Income (Loss) per Share                                      30,494                        30,527

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                    $ (0.08)                      $ (0.18)
                                                         ================                ==============

Reconciliation to Pro Forma Net Loss
NET INCOME (LOSS)                                               $ (2,482)                     $ (5,349)
  Stock-based Compensation Expense                                    34                           262
  Cumulative Effect of Change in Accounting
     Principles for Goodwill Impairment                                -                           974
                                                         ----------------                --------------
NET INCOME (LOSS)                                               $ (2,448)                     $ (4,113)
(before non-cash and one-time charges)                   ================                ==============

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                    $ (0.08)                      $ (0.13)
(before non-cash and one-time charges)                   ================                ==============

Pro forma information is not prepared in accordance with GAAP.

                         Tumbleweed Communications Corp.
                      Condensed Consolidated Balance Sheets
                                 March 31, 2003
                                    (in 000s)




                                                      March 31, 2003
                                                        (unaudited)                       Dec. 31, 2002
                                                   -----------------------            ----------------------
ASSETS
CURRENT ASSETS
  Cash                                                           $ 27,001                          $ 29,210
  Accounts Receivable                                               4,017                             4,764
  Other Current Assets                                              1,110                             1,149
                                                   -----------------------            ----------------------
     TOTAL CURRENT ASSETS                                          32,128                            35,123
                                                   -----------------------            ----------------------

Property & Equipment                                                1,469                             1,794
Other Assets                                                        1,519                               892
                                                   -----------------------            ----------------------
                TOTAL ASSETS                                     $ 35,116                          $ 37,809
                                                   =======================            ======================

LIABILITIES & EQUITY
CURRENT LIABILITIES
  Notes Payable                                                       $ -                              $ 33
  Accounts Payable                                                  1,958                             1,653
  Accrued Liabilities                                               4,968                             5,234
  Deferred Revenue                                                  6,643                             6,903
                                                   -----------------------            ----------------------
     TOTAL CURRENT LIABILITIES                                     13,569                            13,823
                                                   -----------------------            ----------------------
LONG TERM LIABILITIES
  Deferred Revenue, Excluding Current Portion                       1,915                             2,061
  Other Long Term Liabilities                                          77                                94
                                                   -----------------------            ----------------------
     TOTAL LONG TERM LIABILITIES                                    1,992                             2,155
                                                   -----------------------            ----------------------
                                                   -----------------------            ----------------------
     TOTAL LIABILITIES                                             15,561                            15,978
                                                   -----------------------            ----------------------
SHAREHOLDERS' EQUITY
  Common Stock                                                         31                                31
  Additional Paid-in Capital                                      293,463                           293,443
  Treasury Stock                                                     (796)                             (796)
  Deferred Compensation Expense                                       (32)                              (61)
  Accumulated Other Comprehensive Income (Loss)                      (519)                             (676)
  Accumulated Deficit                                            (272,592)                         (270,110)
                                                   -----------------------            ----------------------
     TOTAL SHAREHOLDERS' EQUITY                                    19,555                            21,831
                                                   -----------------------            ----------------------
                                                   -----------------------            ----------------------
                TOTAL LIABILITIES & EQUITY                       $ 35,116                          $ 37,809
                                                   =======================            ======================